MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2022

The date of this Supplement is December 22, 2022.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus):

The Board of Trustees of Mercer Funds has approved the appointment of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) as a subadviser to the Mercer Emerging Markets Equity Fund (the “Fund”). Barrow Hanley is being appointed to replace Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Upon the effectiveness of such subadviser change, the Prospectus is amended as described below.

1.                  All references to GMO are hereby deleted from the prospectus.

2.                  The following information relating to Barrow Hanley. as subadviser to the Fund, is hereby added under the section titled “Fund Management - Subadvisers and Portfolio Managers” on page 29 of the Prospectus:

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

•	Randolph Wrighton, Jr., CFA, Senior Managing Director and Portfolio Manager, joined Barrow Hanley in 2005. Mr. Wrighton began managing Barrow Hanley’s allocated portion of the Fund’s portfolio in December 2022.
•	Sherry Zhang, CFA, Managing Director and Portfolio Manager, joined Barrow Hanley in 2013. Ms. Zhang began managing Barrow Hanley’s allocated portion of the Fund’s portfolio in December 2022.
•	David Feygenson, Director and Portfolio Manager, joined Barrow Hanley in 2017. Mr. Feygenson began managing Barrow Hanley’s allocated portion of the Fund’s portfolio in December 2022.

3.       In the section titled “The Subadvisers and Sub-Subadvisers,” beginning on page 67 of the Prospectus, the following paragraphs relating to Barrow Hanley, as subadviser to the Fund, are hereby added:

Barry, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), with principal offices located at 2200 Ross Avenue, Dallas, Texas 75201, serves as a subadviser to the Fund. Barrow Hanley is majority owned by Perpetual Limited, a global financial services company. Barrow Hanley is registered as an investment adviser under the Advisers Act.

The allocated portion of the Fund’s portfolio managed by Barrow Hanley is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Barrow Hanley’s allocated portion of the Fund’s portfolio are Randolph Wrighton, Jr., Sherry Zhang and David Feygenson.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

The Barrow Hanley emerging markets equity (“EME”) decision-making process involves both quantitative and qualitative (fundamental) analysis and analytical tools to ensure adherence to our value discipline.

Barrow Hanley’s EME investment process starts with a quantitative, value-based screen to narrow down the broad EM universe to a smaller group of EM stocks so the team can conduct a detailed fundamental and qualitative analysis to determine which stocks represent compelling investment opportunities. Barrow Hanley uses quantitative tools to ensure focus on the right subset of stocks when identifying and developing new value ideas.

Generally, there are approximately 600 stocks within Barrow Hanley’s broad EM universe that demonstrate the following characteristics: (1) a dividend; (2) a market capitalization greater than $750 million; (3) an average daily trading volume greater than $3 million per day; and (4) an operating cash conversion rate of greater than 70% over a trailing 3-year period. We then further analyze the 600 stocks, applying an equal-weighted approach to evaluate absolute valuation against the index, as well as the relative valuation versus the stock’s past history, while employing key valuation metrics listed below:

1.	price/earnings ratio (P/E)
2.	price/book ratio (P/B)
3.	enterprise value/free cash flow ratio (EV/FCF)
4.	enterprise value/sales ratio (EV/S)
5.	dividend yield

After ranking the adjusted universe from the cheapest to most expensive, we cut the universe in half and only advance the cheaper 300 stocks for deeper review. In the final stage of our screening process, we look for stocks that show sequentially improving profitability, resulting in 100 to 150 stocks that comprise our securities guidance list.

Barrow Hanley portfolio managers work with research analysts to populate a portfolio of 50 to 70 securities, representing Barrow Hanley’s best ideas. Barrow Hanley analysts are responsible for following, monitoring, and modelling the names in the EME portfolio and the securities in which Barrow Hanley analysts have an active recommendation.

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